UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Filing”) of Charles & Colvard, Ltd. (the “Company”) filed with the Securities and Exchange Commission on September 5, 2025. The Company is filing this Amendment solely for the purpose of updating the Original Filing and correcting the number of the Company’s authorized and outstanding shares. Except as described herein, this Amendment does not modify or update any other information contained in the Original Filing.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on June 24, 2025, the Company entered into a Convertible Secured Note Purchase Agreement (the “Note Purchase Agreement”) with Ethara Capital LLC (the “Holder”), a Delaware limited liability company. In connection with the Note Purchase Agreement, the Company issued a convertible secured note (the “Note”) to the Holder for an aggregate total purchase price of $2.0 million, dated July 3, 2025 and due and payable on October 3, 2025.

As previously disclosed on September 5, 2025, the Company entered into a Note Conversion Agreement (the “Note Conversion Agreement”), dated August 29, 2025, with the Holder whereby the parties agreed to convert $200,000.00 in principal and accrued but unpaid interest on the Note into 1,353,180 shares of the Company’s common stock at a conversion price of $0.1478 set forth in the Note (the “Disclosed Conversion”).

As previously disclosed on December 5, 2025, the Company received, on November 25, 2025, a notice of default from the Holder asserting that an event of default by the Company had occurred due to the Company’s failure to pay the accreted principal amount and the accrued and unpaid interest on the maturity date of the Note (the “Event of Default”). The Company considered the validity of the Event of Default and held discussions with the Holder. The Company’s Board of Directors reviewed the facts and circumstances related to the Disclosed Conversion and the Event of Default, including that the Disclosed Conversion was attempted without obtaining the required approval of the Company’s shareholders, and determined on February 26, 2026, that the Disclosed Conversion was invalid and as such, the correct and accurate number of the Company’s authorized and outstanding shares is 3,118,273.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

March 12, 2026	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer